UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

KL Allocation Fund

Advisor Class (GAVAX)
Institutional Class (GAVIX)

ANNUAL REPORT
AUGUST 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 998-9890 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 998-9890 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

KL Allocation Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the KL Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.knowledgeleadersfunds.com

Dear Shareholders,

The KL Allocation Fund has been on a tear in late 2018 and so far in 2019. As a result, the fund outperformed during the reporting period, achieving both of the fund’s objectives of long-term capital appreciation and capital preservation for investors. Over 12 months, the KL Allocation Fund delivered a total return of 5.93%, surpassing the benchmark MSCI All Country World Index, which returned -0.28% as well as the custom index, which returned 4.29% (GAVIX, as of 8/31/19). As a result, the KL Allocation Fund ranked in the top decile of its peers in the Morningstar World Allocation category for total return for the 1-year, 5-year and since inception periods, of 460, 371 and 287 funds respectively, as of 8/31/19.

But perhaps more remarkable is the diversification benefit KL Allocation Fund investors experienced over the reporting period in the form of uncorrelated alpha. Over the last 12 months, the fund was only 66% correlated to the benchmark MSCI ACWI compared to 100% for the benchmark and 95% for the Morningstar World Allocation peer group, yet generated alpha – a measure of excess return – of 4.14%, compared to 0.00% for the benchmark and -0.15 for the peer group (as of 8/31/19). At the same time, during a 12-month period of market volatility, the fund’s downside capture was remarkably low at 13.43%, compared to the peer group average of 57.20% and 100% for the benchmark, as of 8/31/19. The extremely low risk of the portfolio over the last year also can been observed in the fund’s beta statistic of 0.32, compared to 1.00 for the benchmark and 0.62 for the peer group.

Fund (as of 8/31/2019)	1Y (%)	5Y (%)	Since Inception (%) (9/30/10)
KL Allocation Fund (GAVIX)	5.93	4.67	7.20
KL Allocation Fund (GAVAX)	5.71	4.42	6.91
Benchmark
MSCI All Country World Index	-0.28	5.51	8.17
Custom Index	4.29	4.71	6.22

As of 6/30/2019, the 1-year, 5-year and since inception annualized total returns for the KL Allocation Fund Advisor Class were -0.47%, 3.83% and 6.64% and Institutional Class were -0.18%, 4.08% and 6.93%, respectively. The MSCI All Country World Index’s 1-year, 5-year and since inception annualized total return as of 6/30/2019 were 5.74%, 6.16% and 8.59%. Based on the current prospectus, the total annual operating expenses of the Fund are 1.49% and 1.24% for the Advisor and Institutional Classes, respectively. The inception date for the KL Allocation Fund is 09/30/10.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.KnowledgeLeadersFunds.com

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisory Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

Much of the year’s results can be attributed to defensive moves taken in the portfolio to avoid losses. As new threats of trade wars and tariffs led to economic uncertainty and market volatility in December of 2018, we took action and reduced the portfolio’s equity exposure. Then, at the end of the first quarter 2019, as our work suggested interest rates would continue to move lower and the US Treasury market could price in slower growth, we took action again, increasing the fund’s allocation to long-duration US government bonds. This decision to hedge the portfolio has led to some of the most remarkable risk-adjusted stats in the history of the fund. In the last year, there were three significant periods of market weakness and each time the fund performed admirably. During Q3, the MSCI ACWI experienced a -6.24% drawdown from the mid-July stock market high to the August 15 low, while the fund was up 1.68%, avoiding 127% of the drawdown (as of 8/15/19). This is not the first time the KL Allocation Fund was up during a major 5%+ drawdown in 2019. In fact, in May of this year, the fund also avoided more than 100% of the loss during a major drawdown, this time turning in 0.75% vs. -5.96% for the MSCI ACWI (as of 5/31/19). The third major drawdown period over the last year during which the fund avoided significant losses was from the September 21, 2018 high to the December 25, 2018 low, when the MSCI ACWI was down -16.75%, while the fund was down only -7.92%, avoiding more than half the market loss, as of 12/25/18.

The market rewarded our decision to hedge the portfolio with long-duration U.S. Treasury bonds. Indeed, the story of 2019 so far has become the alpha investors have earned on long-duration bonds in a backdrop of weak global trade, the economic effects of looming trade wars declining manufacturing data and a slowing economy. In the first half of 2019, long-duration bonds were up more than almost every equity category -- including US small cap, emerging markets, and the Europe Africa and Far East group – except US large cap stocks, despite having a negative beta to equity indexes.

This performance is consistent with our continued analysis over the past year that US Treasury bonds would react to slowing growth, inflation, and geopolitical risks, and thus deliver a strong hedge for equities. Long duration Treasury bonds remain a robust hedge to myriad risks currently faced by investors, and bonds may continue to be the year’s alpha story if one or several of those risks materialize. The Brexit drama continued throughout the reporting period, with the probability of a hard Brexit increasing as UK and EU leaders were yet to come to a divorce agreement. In the U.S., uncertainty reigned in the backdrop of escalating trade wars, threats of tariffs, and toward the end of the reporting period, an impeachment inquiry and a reluctant Fed that didn’t end up easing as much as some had expected.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

At the end of the reporting period, the fund remained fully hedged, consistent with our cautiously optimistic outlook with known tail risks. Equity allocation was 41%, fixed income was 43% and cash accounted for the remaining 17% of the portfolio. As such, the fund’s risks were managed against a scenario of slower economic growth, but the fund retained capital appreciation potential from both stocks and bonds. Consumer staples (31%), health care (30%), and technology (11%) and materials (10%) were the fund’s largest equity allocations from a sector perspective, as the fund seeked to overweight the highest quality, most defensive innovators. Fixed income assets were 100% allocated to US Treasury bonds with maturities ranging from 1-22 years and with holdings in both nominal and inflation-protected bonds. The weighted average duration of the fixed portfolio was 13.4 years. Longer duration fixed income securities tend to act as more powerful downside hedges to equities and can generate alpha unto themselves even if stocks do not drop in value, as we have seen for most of this year. The fund’s sizable cash allocation was available to be easily deployed if an attractive buying opportunity presented itself.

The team continues to seek the protection of investor capital and the benefits of diversification. Even as risks to markets remain abundant, our work on leading economic indicators suggests a cyclical economic rebound could have the potential to unfold in the first half of 2020. Should evidence of that scenario emerge, and thus the backdrop for equities become more favorable, we stand ready to act accordingly by reducing cash and fixed income exposures, lowering fixed income duration, and increasing the allocation to highly innovative global equities.

In this ninth annual letter, we’re delighted that the market continues to validate our investment hypothesis. Our strategy is based on the Knowledge Effect, a market inefficiency through which highly innovative companies tend to generate excess returns in the stock market. We seek to achieve the fund’s dual mandate of capital appreciation and capital preservation by combining this equity strategy investing in Knowledge Leaders with a multi-asset approach aimed at limiting downside exposure and volatility. Thank you for continued support of our strategy.

Steven Vannelli, CFA
Portfolio Manager

The views in this letter were as of 9/30/19 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information and Investment Risks

The value of the securities held by the Fund will change due to general market and economic conditions and industry perceptions. Investments in non-US issuers may involve unique risks. Currency fluctuation, adverse political, economic or social developments could undermine the value of the Fund’s investments. The securities of mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. An investment in a fund that is less diversified across countries or geographic regions is generally riskier than an investment in a more geographically diversified fund.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

The Custom Index is comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays US Treasury Bond Index.

Allocations and holdings are subject to change. There are no guarantees the strategies will be successful, or the fund’s investment objective will be met.

Alpha is a measure of the portfolio’s risk adjusted performance. When compared to the portfolio’s beta, a positive alpha indicates better-than-expected portfolio performance and a negative alpha worse-than-expected portfolio performance. Max Drawdown is the maximum single period loss incurred over the interval being measured. Standard deviation is a calculation used to measure variability of a portfolio’s performance. Correlation is the extent to which the returns of different types of investments move in tandem with one another in response to changing economic and market conditions. Correlation is measured on a scale of -1 (negatively correlated) to +1 (completely correlated). Low correlation or negative correlation to traditional stocks and bonds may help reduce risk in a portfolio and provide downside protection. Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market. Downside Capture is used to evaluate how well or poorly an investment manager performed relative to an index during periods when the index has dropped. The Morningstar World Allocation Category portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the US, Canada, Japan, and the larger markets in Europe with less than 50% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-US stocks or bonds. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets. Indexes are unmanaged and do not reflect fees or expenses. An investor cannot invest directly in an index.

The Morningstar percentile ranking is based on the fund’s total return relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 8 percentile for the 1 year period among 460 peers in the Morningstar World Allocation Category, 88% in the 3 year period among 414 peers, 8% in the 5 year period among 371 peers, and 9% in the since inception period among 287 peers. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Rankings listed are for the period August 31, 2019. Ratings for other share classes may differ due to different performance characteristics. The Fund’s ratings reflect fee waivers in effect; in their absence, ratings may have been lower. Multiple share classes of a fund have a common portfolio but impose different expense structures. ©2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

KL Allocation Fund

FUND PERFORMANCE at August 31, 2019 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index, the Bloomberg Barclays U.S. Treasury Bond Index and the Custom Index. The performance graph above is shown for the Fund’s Institutional Class shares, Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets. The Bloomberg Barclays U.S. Treasury Bond Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. The Custom Index is composed of a 60% weighting in the MSCI All Country World Index and a 40% weighting in the Bloomberg Barclays U.S. Treasury Bond Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	5.71%	4.42%	6.91%	09/30/10
Institutional Class	5.93%	4.67%	7.20%	09/30/10
MSCI All Country World Index	-0.28%	5.51%	8.17%	09/30/10
Bloomberg Barclays U.S. Treasury Bond Index	10.38%	2.97%	2.74%	09/30/10
Custom Index	4.29%	4.71%	6.22%	09/30/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and month-end performance may be obtained by calling (888) 998-9890.

Expense ratios for the Advisor and Institutional Class shares were 1.49% and 1.24%, respectively, which were stated in the current prospectus dated January 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KL Allocation Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2019

Number of Shares		Value
	COMMON STOCKS — 39.2%
	COMMUNICATION SERVICES — 1.1%
18,080	Elisa OYJ	$909,266
54,275	Tele2 A.B. - B Shares	766,690
		1,675,956
	CONSUMER DISCRETIONARY — 0.7%
18,500	Bandai Namco Holdings, Inc.	1,087,016

	CONSUMER STAPLES — 12.6%
12,123	Beiersdorf A.G.	1,528,062
14,920	Carlsberg A/S - Class B	2,203,783
17,281	Danone	1,548,155
86,265	Davide Campari-Milano S.p.A.	810,449
42,838	Diageo PLC	1,834,116
42,200	House Foods Group, Inc.	1,607,300
17,300	Ito En Ltd.	789,837
8,487	L'Oreal S.A.	2,317,370
54,813	Mowi A.S.A.	1,311,165
68,700	Nisshin Seifun Group, Inc.	1,291,280
8,141	Pernod Ricard S.A.	1,554,159
36,358	Unilever PLC	2,297,111
		19,092,787
	ENERGY — 2.2%
28,042	Chevron Corp.	3,301,104

	HEALTH CARE — 11.7%
10,986	Abbott Laboratories	937,326
10,415	AstraZeneca PLC	930,315
3,236	Becton, Dickinson and Co.	821,685
26,100	Chugai Pharmaceutical Co., Ltd.	1,864,078
8,874	Cochlear Ltd.	1,299,209
13,634	Coloplast A/S - Class B	1,625,286
7,377	Danaher Corp.	1,048,198
12,794	DiaSorin S.p.A.	1,520,619
128,536	Fisher & Paykel Healthcare Corp. Ltd.	1,346,741
12,900	Hoya Corp.	1,048,817
14,300	Shionogi & Co., Ltd.	765,413
44,005	Smith & Nephew PLC	1,054,524
70,733	Sonic Healthcare Ltd.	1,400,179
4,345	Sonova Holding A.G.	1,009,812
4,542	Stryker Corp.	1,002,238
		17,674,440

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 2.6%
10,821	AMETEK, Inc.	$929,849
22,000	ANA Holdings, Inc.	751,688
86,737	CAE, Inc.	2,270,380
		3,951,917
	INFORMATION TECHNOLOGY — 4.2%
25,200	Advantest Corp.	1,031,686
29,586	Cisco Systems, Inc.	1,384,921
11,310	Dassault Systemes	1,594,714
18,600	FUJIFILM Holdings Corp.	795,529
32,748	Intel Corp.	1,552,583
		6,359,433
	MATERIALS — 4.1%
16,360	Franco-Nevada Corp.	1,598,154
330	Givaudan S.A.	894,833
16,395	Koninklijke DSM N.V.	2,038,895
12,823	Royal Gold, Inc.	1,710,332
		6,242,214
	TOTAL COMMON STOCKS
	(Cost $53,880,020)	59,384,867

	EXCHANGE-TRADED FUNDS — 15.9%
533,287	SPDR Portfolio Aggregate Bond - ETF	15,923,950
194,000	SPDR Portfolio Long Term Treasury - ETF	8,202,320
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $23,280,664)	24,126,270

Principal Amount
	U.S. TREASURY SECURITIES — 26.9%
	United States Treasury Bond
$2,800,000	2.75%, 11/15/2042	3,231,429
2,700,000	2.87%, 8/15/2045	3,205,829
3,050,000	2.25%, 8/15/2046	3,230,081
2,700,000	3.00%, 5/15/2047	3,300,380
	United States Treasury Inflation Indexed Bonds
4,952,915	0.13%, 7/15/2026	5,014,925
2,959,469	0.50%, 1/15/2028	3,083,719
6,801,519	0.63%, 2/15/2043	7,253,644
	United States Treasury Note
3,000,000	1.63%, 2/15/2026	3,031,641
3,100,000	1.63%, 5/15/2026	3,133,784
2,800,000	2.87%, 5/15/2028	3,114,835

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2019

Principal Amount		Value
$2,800,000	2.62%, 2/15/2029	$3,074,750
	TOTAL U.S. TREASURY SECURITIES
	(Cost $36,036,768)	40,675,017

Number of Shares
	SHORT-TERM INVESTMENTS — 18.0%
27,157,963	Fidelity Institutional Government Portfolio - Class I, 1.98%[1]	27,157,963
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $27,157,963)	27,157,963

	TOTAL INVESTMENTS — 100.0%
	(Cost $140,355,415)	151,344,117

	Other Assets Less Liabilities — 0.0%	52,129
	TOTAL NET ASSETS — 100.0%	$151,396,246

PLC – Public Limited Company

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

KL Allocation Fund

SUMMARY OF INVESTMENTS

As of August 31, 2019

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	8.4%
Japan	7.3%
France	4.6%
United Kingdom	4.0%
Canada	2.6%
Denmark	2.5%
Australia	1.8%
Italy	1.5%
Netherlands	1.3%
Switzerland	1.3%
Germany	1.0%
New Zealand	0.9%
Norway	0.9%
Finland	0.6%
Sweden	0.5%
Total Common Stocks	39.2%
Exchange-Traded Funds
United States	15.9%
Total Exchange-Traded Funds	15.9%
U.S. Treasury Securities	26.9%
Short-Term Investments	18.0%
Total Investments	100.0%
Other Assets Less Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2019

Assets:
Investments, at value (cost $140,355,415)	$151,344,117
Receivables:
Fund shares sold	61,170
Dividends and interest	333,459
Prepaid expenses	14,803
Total assets	151,753,549

Liabilities:
Payables:
Advisory fees	117,366
Fund shares redeemed	89,928
Shareholder servicing fees (Note 7)	22,153
Distribution fees - Advisor Class (Note 8)	3,799
Fund administration and accounting fees	31,285
Shareholder reporting fees	20,862
Auditing fees	18,400
Custody fees	15,292
Transfer agent fees and expenses	8,586
Trustees' deferred compensation (Note 3)	3,194
Chief Compliance Officer fees	1,353
Trustees' fees and expenses	298
Accrued other expenses	24,787
Total liabilities	357,303

Net Assets	$151,396,246

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$131,531,660
Total distributable earnings	19,864,586
Net Assets	$151,396,246

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$17,388,960
Shares of beneficial interest issued and outstanding	1,249,446
Redemption price per share	$13.92

Institutional Class Shares:
Net assets applicable to shares outstanding	$134,007,286
Shares of beneficial interest issued and outstanding	9,464,457
Redemption price per share	$14.16

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $85,810)	$2,144,613
Interest	2,640,499
Total investment income	4,785,112

Expenses:
Advisory fees	1,922,902
Shareholder servicing fees (Note 7)	203,254
Fund administration and accounting fees	198,574
Registration fees	56,474
Distribution fees - Advisor Class (Note 8)	52,171
Transfer agent fees and expenses	46,181
Custody fees	31,013
Shareholder reporting fees	30,726
Auditing fees	18,372
Chief Compliance Officer fees	15,781
Legal fees	11,089
Miscellaneous	9,397
Trustees' fees and expenses	7,774
Fund accounting fees	4,985
Insurance fees	2,389
Net expenses	2,611,082
Net investment income	2,174,030

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,945,156
Foreign currency transactions	(324,295)
Net realized gain	10,620,861
Net change in unrealized appreciation/depreciation on:
Investments	(12,368,848)
Foreign currency translations	4,465
Net change in unrealized appreciation/depreciation	(12,364,383)
Net increase from payment by affiliates (Note 3)	679
Net realized and unrealized loss	(1,742,843)

Net Increase in Net Assets from Operations	$431,187

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,174,030	$1,568,417
Net realized gain on investments and foreign currency transactions	10,620,861	16,512,281
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(12,364,383)	(18,779,651)
Net increase from payment by affiliates (Note 3)	679	-
Net increase (decrease) in net assets resulting from operations	431,187	(698,953)

Distributions to Shareholders:
Distributions[1]:
Advisor Class	(1,543,961)	-
Institutional Class	(14,295,177)	-
From net investment income:
Advisor Class	-	(128,650)
Institutional Class	-	(2,107,763)
From net realized gain:
Advisor Class	-	(1,499,404)
Institutional Class	-	(11,771,869)
Total distributions to shareholders	(15,839,138)	(15,507,686)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	1,091,304	6,458,982
Institutional Class	21,750,249	61,813,034
Reinvestment of distributions:
Advisor Class	1,525,353	1,614,669
Institutional Class	14,086,026	13,705,218
Cost of shares redeemed:
Advisor Class	(19,392,235)	(25,213,508)
Institutional Class	(219,398,332)	(143,594,841)
Net decrease in net assets from capital transactions	(200,337,635)	(85,216,446)

Total decrease in net assets	(215,745,586)	(101,423,085)

Net Assets:
Beginning of period	367,141,832	468,564,917
End of period[2]	$151,396,246	$367,141,832

Capital Share Transactions:
Shares sold:
Advisor Class	83,715	435,063
Institutional Class	1,650,673	4,094,924
Shares reinvested:
Advisor Class	121,833	110,974
Institutional Class	1,108,263	930,429
Shares redeemed:
Advisor Class	(1,476,305)	(1,732,800)
Institutional Class	(16,578,699)	(9,638,285)
Net decrease in capital share transactions	(15,090,520)	(5,799,695)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of year net assets included accumulated undistributed net investment loss of $3,676,530 for the year ended August 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

KL Allocation Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,

	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.05	$14.65	$14.55	$13.90	$13.79
Income from Investment Operations:
Net investment income[1]	0.11	0.02	0.06	- [2]	- [2]
Net realized and unrealized gain (loss)	0.60	(0.16)	0.48	1.40	0.46
Net increase from payment by affiliates (Note 3)	- [2]	-	0.01	-	-
Total from investment operations	0.71	(0.14)	0.55	1.40	0.46

Less Distributions:
From net investment income	-	(0.04)	(0.04)	-	(0.03)
From net realized gain	(0.84)	(0.42)	(0.41)	(0.75)	(0.32)
Total distributions	(0.84)	(0.46)	(0.45)	(0.75)	(0.35)

Redemption fee proceeds[1]	- [3]	- [3]	- [2]	- [2]	- [2]

Net asset value, end of year	$13.92	$14.05	$14.65	$14.55	$13.90

Total return[4]	5.71%[5]	(1.09)%	4.07%[6]	10.38%[7]	3.36%[7]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$17,389	$35,415	$54,312	$70,186	$28,935

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.45%	1.46%	1.45%	1.44%	1.44%
After fees waived and expenses absorbed/recovered	1.45%	1.46%	1.45%	1.45%	1.50%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recovered	0.80%	0.12%	0.46%	0.03%	0.06%
After fees waived and expenses absorbed/recovered	0.80%	0.12%	0.46%	0.02%	0.00%
Portfolio turnover rate	212%	87%	117%	104%	133%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Effective September 30, 2016, the Fund no longer imposes a redemption fee.
[4]	These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Payment by affiliates had no impact to the total return (Note 3).
[6]	The Advisor voluntarily reimbursed the Fund $318,760 for commissions on investment transactions. The payment had a positive 0.08% impact to the total return.
[7]	Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.

See accompanying Notes to Financial Statements.

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,

	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.25	$14.85	$14.74	$14.04	$13.93
Income from Investment Operations:
Net investment income[1]	0.14	0.06	0.10	0.04	0.04
Net realized and unrealized gain (loss)	0.61	(0.16)	0.48	1.41	0.46
Net increase from payment by affiliates (Note 3)	- [2]	-	0.01	-	-
Total from investment operations	0.75	(0.10)	0.59	1.45	0.50

Less Distributions:
From net investment income	-	(0.08)	(0.07)	-	(0.07)
From net realized gain	(0.84)	(0.42)	(0.41)	(0.75)	(0.32)
Total distributions	(0.84)	(0.50)	(0.48)	(0.75)	(0.39)

Redemption fee proceeds[1]	- [3]	- [3]	- [2]	- [2]	- [2]

Net asset value, end of year	$14.16	$14.25	$14.85	$14.74	$14.04

Total return[4]	5.93%[5]	(0.81)%	4.31%[6]	10.64%[7]	3.59%[7]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$134,007	$331,727	$414,253	$340,143	$165,031

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.20%	1.21%	1.20%	1.19%	1.19%
After fees waived and expenses absorbed/recovered	1.20%	1.21%	1.20%	1.20%	1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recovered	1.04%	0.37%	0.71%	0.28%	0.31%
After fees waived and expenses absorbed/recovered	1.04%	0.37%	0.71%	0.27%	0.25%
Portfolio turnover rate	212%	87%	117%	104%	133%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Effective September 30, 2016, the Fund no longer imposes a redemption fee.
[4]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Payment by affiliates had no impact to the total return (Note 3).
[6]	The Advisor voluntarily reimbursed the Fund $318,760 for commissions on investment transactions. The payment had a positive 0.07% impact to the total return.
[7]	Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.

See accompanying Notes to Financial Statements.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2019

Note 1 – Organization

KL Allocation Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation with an emphasis on capital preservation. The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2019

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Short-Term Investments

The Fund invests a significant amount (18% as of August 31, 2019) in the Fidelity Institutional Government Portfolio - Class I (“FIGXX”). FIGXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2019 Annual report of the Fidelity Institutional Government Portfolio - Class I was 0.18%.

(e) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2019

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended August 31, 2016-2019 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2019

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Knowledge Leaders Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

The Advisor reimbursed the Fund $679 for losses from a trade error during this fiscal period. This amount is reported on the Fund’s Statement of Operations, Statements of Changes, and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the total return.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended August 31, 2019 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended August 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2019

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2019 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At August 31, 2019, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$140,355,415

Gross unrealized appreciation	$11,971,918
Gross unrealized depreciation	(983,216)
Net unrealized appreciation on investments	$10,988,702

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(1,111,705)	$1,111,705

As of August 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	8,880,254
Tax distributable earnings	8,880,254

Accumulated capital and other losses	(3,194)

Net unrealized appreciation on investments	10,988,702
Net unrealized depreciation on foreign currency translations	(1,176)

Total accumulated earnings	$19,864,586

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$-	$2,240,835
Net long-term capital gains	15,839,138	13,266,851
Total distributions paid	$15,839,138	$15,507,686

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2019

Note 5 – Redemption Fee

Effective September 30, 2016, the Fund no longer imposed a 2% redemption fee on all shares redeemed within 90 days of purchase.

Note 6 – Investment Transactions

For the year ended August 31, 2019, purchases and sales of investments, excluding short-term investments, were $367,800,337 and $497,869,931, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended August 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Advisor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2019, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2019

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stock
Communication Services	$909,266	$766,690	$-	$1,675,956
Consumer Discretionary	-	1,087,016	-	1,087,016
Consumer Staples	-	19,092,787	-	19,092,787
Energy	3,301,104	-	-	3,301,104
Health Care	3,809,447	13,864,993	-	17,674,440
Industrials	3,200,229	751,688	-	3,951,917
Information Technology	2,937,504	3,421,929	-	6,359,433
Materials	3,308,486	2,933,728	-	6,242,214
Exchange-Traded Funds	24,126,270	-	-	24,126,270
U.S. Treasury Securities	-	40,675,017	-	40,675,017
Short-Term Investments	27,157,963	-	-	27,157,963
Total Investments	$68,750,269	$82,593,848	$-	$151,344,117

*	In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $41,918,831 of investment securities were classified as Level 2 instead of Level 1.
**	The Fund did not hold any Level 3 securities at period end.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2019

Note 11 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the KL Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the KL Allocation Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2019

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

For the year ended August 31, 2019, the Fund designates $15,839,138 as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	Investment Managers Series Trust (includes 60 portfolios)
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Investment Managers Series Trust (includes 60 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	Investment Managers Series Trust (includes 60 portfolios).

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 14 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	1	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 14 portfolios).
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, UMB Distribution Services (March 2013 – present), EVP/Executive President Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President (June 2014 – present) and Vice President, (December 2013 – June 2014). Investment Managers Series Trust.	1	Investment Managers Series Trust (includes 60 portfolios).

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on March 13, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Knowledge Leaders Capital, LLC (the “Investment Advisor”) with respect to the KL Allocation Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the MSCI All Country World Index (the “MSCI Index”), the Bloomberg Barclays U.S. Treasury Bond Index (the “Bloomberg Index”), and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s World Allocation fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2018; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns and the Bloomberg Index return, but below the MSCI Index return by 1.30%. The Fund’s annualized total return for the three-year period was below the Bloomberg Index return, the Peer Group and Fund Universe median returns, and the MSCI Index return by 0.45%, 2.25%, 3.31%, and 5.65%, respectively. The Fund’s total return for the one-year period was below the MSCI Index return by 2.87%, the Peer Group median return by 3.21%, the Fund Universe median return by 4.96%, and the Bloomberg Index return by 13.15%. The Trustees considered the Investment Advisor’s belief that the Fund continued its record of strong risk-adjusted returns over the one- and three-year periods. The Trustees also considered the Investment Advisor’s assertion that over the one-year period the Fund’s standard deviation and Morningstar risk score ranked in the top quartile of the Peer Group and the second quartile of the Fund Universe, despite the Fund’s underperformance over the period. The Trustees noted Broadridge’s observation that the Fund’s allocation to cash, a less aggressive U.S. equity stance, and a significant allocation to non-U.S. stocks when U.S. stocks were performing well contributed to the bulk of the Fund’s underperformance for the one-year period.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Fund Universe medians by 0.0875% and 0.15%, respectively. The Trustees noted, however, that the Fund’s advisory fee is not in the top quartile of funds in the Peer Group. The Trustees considered that the advisory fee charged by the Investment Advisor to the Fund is higher than the fees the Investment Advisor typically charges to manage wrap-fee and managed-account programs using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s wrap-fee and managed-account programs.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.08% and 0.37%, respectively. The Trustees noted, however, that the Fund’s total expenses are not in the top quartile of funds in the Peer Group.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2018. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow. In that connection, the Trustees also considered that the Investment Advisor was sharing the benefits of any potential economies of scale with the Fund’s shareholders by investing in enhancements to the firm’s compliance and operational infrastructure, and the anticipated hiring of additional compliance and portfolio management personnel.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

KL Allocation Fund
EXPENSE EXAMPLE

For the Six Months Ended August 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/19	8/31/19	3/1/19 – 8/31/19
Advisor Class	Actual Performance	$1,000.00	$1,080.70	$7.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.38	6.89
Institutional Class	Actual Performance	1,000.00	1,081.70	$5.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.67

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% and 1.11% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

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KL Allocation Fund

A series of Investment Managers Series Trust

Investment Advisor

Knowledge Leaders Capital, LLC

1600 Broadway, Suite 1600

 Denver, Colorado 80202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

 Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
KL Allocation Fund - Advisor Class	GAVAX	461 418 667
KL Allocation Fund - Institutional Class	GAVIX	461 418 659

Privacy Principles of the KL Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the KL Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 998-9890. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 998-9890.

KL Allocation Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2019	FYE 08/31/2018
Audit Fees	$15,600	$15,450
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2019	FYE 08/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 08/31/2019	FYE 08/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/7/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	11/7/19